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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                        August 6, 2003 (August 4, 2003)



                           FIRST BANCTRUST CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)





          DELAWARE                     000-32535             37-1406661
 State or other jurisdiction          (Commission            (IRS Employer
      of Incorporation                 File Number)        Identification No.)






                    206 SOUTH CENTRAL AVENUE, PARIS, IL 61944
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (217) 465-6381
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Exhibits.

                           Exhibit Number
                           --------------

                           99.1 Press Release, dated August 4, 2003 issued by First BancTrust Corporation

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  The following information is being furnished under Item 12 - Results of Operations and Financial Condition. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

                  On August 4, 2003, First BancTrust Corporation issued a news release to report its financial results for the quarter ended June 30, 2003. The release is furnished as Exhibit 99.1 hereto.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIRST BANCTRUST CORPORATION



Dated:  August 5, 2003                /s/Terry J. Howard
                                      ------------------------------------------
                                      Terry J. Howard
                                      President and Chief Executive Officer



Dated:  August 5, 2003                /s/Ellen M. Litteral
                                      ------------------------------------------
                                      Ellen M. Litteral
                                      Chief Financial Officer and Treasurer



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                                  EXHIBIT INDEX

Exhibit Number

    99.1              Press Release, dated August 4, 2003 issued by First
                      BancTrust Corporation




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